UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 6, 2009
BERNARD CHAUS, INC.
(Exact Name of Registrant as Specified in Charter)

New York	[ ]	13-2807386
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification Number)

530 Seventh Avenue
New York, New York	10018
(Address of Principal Executive Offices)	(Zip Code)
(212) 354-1280
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.
Bernard Chaus, Inc. (the “Company”) was notified that, effective December 31, 2008, the shareholders of Mahoney Cohen & Company, CPA, P.C. (“MC”), the Company’s current auditor, became shareholders of Mayer Hoffman McCann P.C, pursuant to an asset purchase agreement. The New York practice of Mayer Hoffman McCann P.C. now operates under the name MHM Mahoney Cohen CPAs. The Company appointed MHM Mahoney Cohen CPAs as the Company’s new auditor as approved by the Audit Committee of the Board of Directors on January 6, 2009.
During the Company’s two most recent fiscal years ended June 30, 2007 and 2008 and through the date of this Current Report on Form 8-K, the Company did not consult with MHM Mahoney Cohen CPAs regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that MHM Mahoney Cohen CPAs concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).
The audit reports of MC on the consolidated financial statements of the Company for the years ended June 30, 2007 and 2008 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.
In connection with the audits of the Company’s consolidated financial statements for each of the fiscal years ended June 30, 2007 and 2008 and through the date of this Current Report on Form 8-K, there were (i) no disagreements between the Company and MC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of MC, would have caused MC to make reference to the subject matter of the disagreement in their reports on the Company’s financial statements for such years or for any reporting period since the Company’s last fiscal year end and (ii) no reportable events within the meaning set forth in Item 304 (a)(1)(v) of Regulation S-K.
The Company has provided MC a copy of the disclosures in the Form 8-K and has requested that MC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not MC agrees with the Company’s statements in this Item 4.01. A copy of the letter dated January 6, 2009 furnished by MC in response to that request is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits
16.1 Letter from Mahoney Cohen & Company, CPA, P.C. dated January 6, 2009, regarding change in independent registered public accounting firm.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BERNARD CHAUS, INC.
By:	/s/ Barton Heminover
Barton Heminover
Chief Financial Officer

Date: January 6, 2009

4